Exhibit 99.1

Press Release

RLJ Lodging Trust and FelCor Lodging Trust to Merge

Creating $7 Billion Leading Lodging REIT

- Creates Third Largest Pure-Play Lodging REIT -

- Attractive Strategic Combination with Complementary Portfolios and Value Creating Opportunities -

- Broad Diversification and Strong Presence in Key Markets -

- Investor Conference Call and Webcast at 8:00 am ET -

Bethesda, MD, April 24, 2017 — RLJ Lodging Trust (“RLJ”) (NYSE: RLJ) and FelCor Lodging Trust Incorporated (“FelCor”) (NYSE: FCH) today announced that they have entered into a definitive merger agreement (the “Merger Agreement”) under which FelCor will merge with and into a wholly-owned subsidiary of RLJ in an all-stock transaction. Post-merger, RLJ is expected to have a pro forma equity market capitalization of approximately $4.2 billion and a total enterprise value of $7 billion, creating the largest pure-play public REIT dedicated to owning focused-service and compact full-service hotels.

The merger will establish the third biggest pure-play lodging REIT by enterprise value, creating meaningful scale to capitalize on cost efficiencies, negotiate leverage and access to capital, and the opportunity to strategically recycle assets and optimize the portfolio. The combined company will have ownership interests in 160 hotels, including premium-branded hotels located primarily in urban and coastal markets with multiple demand generators. The combination also provides significant penetration within key high-growth markets and broad geographic and brand diversity. With a strong and flexible balance sheet and disciplined approach to portfolio and asset management, the combined company will have the attributes and capabilities to drive accretive growth and to pursue additional opportunities to enhance value.

Robert L. Johnson, Executive Chairman of RLJ Lodging Trust, stated, “As Chairman of RLJ Lodging Trust, I would like to say that we are very excited about this combination with FelCor.  I am confident that, under the management of our seasoned team of executives, this portfolio will yield significant benefits to the shareholders of both companies.”

“We are truly excited about this unique opportunity as we transform our two companies into one of the largest pure-play lodging REITs. Combining these two complementary portfolios creates a best-in-class platform that is well positioned to deliver long-term growth and generate significant shareholder value,” commented Ross H. Bierkan, RLJ’s President and Chief Executive Officer. “In addition to being immediately accretive to our RevPAR, merging with FelCor expands our geographic footprint in highly-desirable markets on the West Coast, while strengthening our presence in other coastal markets in the East and the South. RLJ’s enhanced scale post-merger is expected to generate both corporate- and property-level operating cost benefits and market leverage opportunities, which will drive shareholder value over time.”

Steven R. Goldman, FelCor’s Chief Executive Officer, stated, “We are very pleased to combine with RLJ Lodging Trust to create a leading lodging REIT that is positioned for significant long-term growth. This merger creates a company that has greater reach in key markets with a streamlined operating structure and more advantageous cost of capital. FelCor shareholders are receiving an attractive valuation for the company’s hotel assets and have the opportunity to benefit from a highly respected management team with a history of value creation.”

Transaction Terms

Under the terms of the Merger Agreement, each share of FelCor common stock will be converted into 0.362 shares of newly issued common shares of RLJ common stock in a taxable merger.  FelCor’s operating units will be exchanged for limited partnership units in RLJ’s operating partnership at a similar exchange ratio of 0.362. Following the merger, RLJ’s shareholders are expected to own approximately 71 percent of the combined company’s fully diluted equity, and FelCor’s shareholders are expected to own the remaining 29 percent.

This strategic merger was unanimously approved by the Boards of both companies. Once the merger is consummated, the company will retain the RLJ Lodging Trust name and will trade under the ticker symbol “RLJ” (NYSE).

Summary of Strategic Benefits

Merging RLJ and FelCor positions the combined company to enhance shareholder value as an industry leader among lodging REITs, with the following highlights:

•                  Combination creates the third largest pure-play lodging REIT with a combined enterprise value of $7 billion

•                  Increased shareholder liquidity and cost of capital efficiencies

•                  Stock transaction allows both sets of shareholders to participate in the upside

•                  Enhanced positioning with brands and operators

•                  Leading upscale portfolio of compact full-service and premium focused-service hotels generating strong operating margins

•                  Combined portfolio will include 160 hotels in 26 states and the District of Columbia, diversified across Marriott, Hilton, Hyatt and Wyndham flags

•                  Broad geographic diversity and strengthened presence in key markets such as California, Florida and Boston

•                  Positive financial impact and positioning for future value creation

•                  Accretive in first full year

•                  Expected cash G&A expense savings of approximately $12 million and approximately $10 million of potential savings from stock-based compensation expense and capitalized cash G&A

•                  Opportunity for additional ongoing operating and cash flow improvements through greater purchasing power, market leverage and capital expenditure efficiencies

•                  Future opportunities to unlock value from portfolio repositioning

•                  Potential conversion and redevelopment opportunities

•                  Opportunity to actively refine portfolio

•                  Strong and flexible balance sheet

•                  Significant liquidity, minimal near-term maturities and opportunity to lower cost of capital

Pro Forma Operations and Balance Sheet

The combined entity will have 31,467 rooms across 160 hotels. The merger will be immediately accretive to RLJ’s RevPAR with Pro forma 2016 RevPAR increasing 5.4% to $137.

The merger of RLJ and FelCor will produce significant economies of scale, including approximately $22 million of expected savings from the elimination of duplicative corporate general and administrative costs. The combined company is also expected to benefit from long-term, property level savings in the areas of energy/utility contracts, insurance and furniture, fixture and equipment (FF&E) procurement.  Finally, the merger will augment RLJ’s human capital by adding a number of talented FelCor professionals to the RLJ team.

The combined entity will have significant financial strength and flexibility, including approximately $700 million of available liquidity, which includes approximately $400 million of an undrawn credit facility.  The combined entity’s projected Pro forma Net Debt to EBITDA ratio during the first full-year of operations is expected to be less than 4.5x (or less than 5.0x including convertible perpetual preferred equity) and is expected to improve each year thereafter.

Leadership and Organization

The combined company will continue to be led by Robert L. Johnson as Executive Chairman, Ross H. Bierkan as President and Chief Executive Officer, and Leslie D. Hale as Chief Operating Officer and Chief Financial Officer. Upon completion, the company’s headquarters will remain in Bethesda, Maryland. The number of Trustees on RLJ’s Board will be increased to eight, with one existing FelCor director mutually acceptable to FelCor and RLJ being appointed to the RLJ Board upon closing.

Dividend Policy and Declaration

Both RLJ and FelCor are expected to continue to follow their respective dividend policies until the closing of the merger. Following the closing of the transaction, the new company expects to pay a quarterly dividend of $0.33 per common share of beneficial interest, consistent with RLJ’s current dividend policy. Any post-merger dividends are subject to the approval of RLJ’s Board.

Closing of the Transaction

A joint proxy statement/prospectus will be filed with the Securities and Exchange Commission and, following its effectiveness, will be mailed to the shareholders of both companies. The transaction is expected to close by the end of 2017. The merger is subject to customary closing conditions, including the approval of both RLJ and FelCor shareholders.

Advisors

Barclays is acting as the financial advisor to RLJ and Hogan Lovells and Arent Fox are serving as legal advisors. BofA Merrill Lynch is acting as the financial advisor to FelCor, and Sidley Austin, Polsinelli and Jones Day provided legal advice to FelCor. ICR, LLC and Financial Profiles, Inc. are  serving as communications advisors for the transaction.

Conference Call and Webcast

The companies will host a joint conference call on Monday, April 24, 2017 at 8:00 am (Eastern Time) to discuss the proposed merger. Participants will include Ross H. Bierkan, President and Chief Executive Officer of RLJ, Steven R. Goldman, Chief Executive Officer of FelCor, Leslie D. Hale, Chief Operating Officer and Chief Financial Officer of RLJ, and Michael C. Hughes, Chief Financial Officer of FelCor. The conference call can be accessed by dialing (877) 407-3982 or (201) 493-6780 for international participants and ask for the RLJ Special Conference Call. A replay of the call will be available from 11:00 am (Eastern Time) on April 24, 2017, until midnight (Eastern Time) on May 8, 2017. The replay can be accessed by dialing (844) 512-2921 or (412) 317-6671 for international callers, and entering pin number 13660980.

A live webcast of the conference call will also be available online at RLJ’s website, www.rljlodgingtrust.com, and at FelCor’s website, www.felcor.com. A replay of the webcast will be archived and will be available, along with an investor presentation regarding the transaction, in the Investor Relations sections of each company’s website.

About RLJ Lodging Trust

RLJ Lodging Trust is a self-advised, publicly traded real estate investment trust focused on acquiring premium-branded, focused-service and compact full-service hotels. The Company owns 122 hotels with approximately 20,100 rooms, located in 21 states and the District of Columbia.

About FelCor Lodging Trust

FelCor Lodging Trust, a real estate investment trust, owns a diversified portfolio of primarily upper-upscale full-service hotels that are located in major urban and resort markets throughout the U.S. FelCor partners with leading hotel companies who operate its properties under globally renowned names and as premier independent hotels.

Forward Looking Statements

Certain statements in this press release that are not in the present or past tense or that discuss the expectations of RLJ Lodging Trust (“RLJ”) and/or FelCor Lodging Trust Incorporated (“FelCor”) are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward looking statements, which are based on current expectations, estimates and projections about the industry and markets in which RLJ and FelCor operate and beliefs of and assumptions made by RLJ management and FelCor management, involve uncertainties that could significantly affect the financial results of RLJ or FelCor or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecast,”

“guidance,” “outlook,” “may,” and “might” and variations of such words and similar expressions are intended to identify such forward looking statements, which generally are not historical in nature. Such forward-looking statements may include, but are not limited to, statements about the anticipated benefits of the proposed merger between RLJ and FelCor, including future financial and operating results, the attractiveness of the value to be received by FelCor stockholders, the attractiveness of the value to be received by RLJ, the combined company’s plans, objectives, expectations and intentions, the timing of future events, anticipated administrative and operating synergies, the anticipated impact of the merger on net debt ratios, cost of capital, future dividend payment rates, forecasts of FFO accretion, projected capital improvements, expected sources of financing, and descriptions relating to these expectations. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to expected synergies, improved liquidity and balance sheet strength — are forward looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, regional and local economic climates, (ii) changes in the real estate industry, financial markets and interest rates, or to the business or financial condition of either company or business (iii) increased or unanticipated competition for the companies’ properties, (iv) risks associated with acquisitions, including the integration of the combined companies’ businesses, (v) the potential liability for the failure to meet regulatory requirements, including the maintenance of REIT status, (vi) availability of financing and capital, (vii) risks associated with achieving expected revenue synergies or cost savings, (viii) risks associated with the companies’ ability to consummate the merger and the timing of the closing of the merger, (ix) the outcome of claims and litigation involving or affecting either company, (x) applicable regulatory changes, and (xi) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by RLJ and FelCor from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Forms 10K and 10Q. Neither RLJ nor FelCor undertakes any duty to update any forward looking statements appearing in this document.

Additional Information about the Proposed Merger and Where to Find It

This communication relates to the proposed transaction pursuant to the terms of the Agreement and Plan of Merger, dated as of April 23, 2017, by and among RLJ Lodging Trust and FelCor Lodging Trust, Inc. In connection with the proposed merger, RLJ expects to file with the SEC a registration statement on Form S4 that will include a joint proxy statement of RLJ and FelCor that also constitutes a prospectus of RLJ, which joint proxy statement/prospectus will be mailed or otherwise disseminated to RLJ shareholders and FelCor stockholders when it becomes available. RLJ and FelCor also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT

INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus and other relevant documents (if and when they become available) filed by RLJ and FelCor with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by RLJ with the SEC will be available free of charge on RLJ’s website at www.rljlodgingtrust.com or by emailing RLJ Investor Relations at ir@rljlodgingtrust.com or at 301-280-7774. Copies of the documents filed by FelCor with the SEC will be available free of charge on FelCor’s website at www.felcor.com or by contacting FelCor Investor Relations at asalami@felcor.com or at 972-444-4967.

Certain Information Regarding Participants

RLJ and FelCor and their respective trustees, directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. You can find information about RLJ’s executive officers and Trustees in RLJ’s definitive proxy statement filed with the SEC on March 28, 2017 in connection with its 2017 annual meeting of shareholders and in Form 4s of RLJ’s trustees and executive officers filed with the SEC. You can find information about FelCor’s executive officers and directors in FelCor’s preliminary proxy statement filed with the SEC on March 24, 2017 in connection with its 2017 annual meeting of stockholders. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from RLJ or FelCor using the sources indicated above.

No Offer or Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

RLJ Contacts:

Investors: Leslie D. Hale, Chief Operating Officer and Chief Financial Officer,

RLJ Lodging Trust (301) 280-7774

Media: Phil Denning ICR, LLC Phil.Denning@icrinc.com (646) 277-1258

FelCor Contacts:

Investors: Michael C. Hughes, Chief Financial Officer,

FelCor Lodging Trust (972) 444-4967

Media: Jason Chudoba ICR, LLC Jason.chuduba@icrinc.com (646) 277-1249